Capital Management	12 Months Ended
Dec. 31, 2023
Text block [abstract]
Capital Management
33.	CAPITAL MANAGEMENT
The capital structure of the Group consists of debt and equity. The Group manages its capital to ensure that entities in the Group will be able to continue as going concerns while maximizing the return to shareholders through the optimization of the debt and equity balance. Key management personnel of the Group periodically reviews the cost of capital and the risks associated with each class of capital. In order to balance the overall capital structure, the Group may adjust the amount of dividends paid to shareholders, the number of new shares issued or repurchased, and the amount of new debt issued or existing debt redeemed.

The Group is not subject to any externally imposed capital requirements except those discussed
in Note 20.